Dividends	12 Months Ended
Dec. 31, 2017
Dividends [Abstract]
Dividends
DIVIDENDS
We maintain a policy of paying an annual variable dividend that, if declared, would be payable shortly after the close of the year. This annual variable dividend is based on a target percentage of after-tax underwriting income multiplied by a performance factor (Gainshare factor), which, beginning in 2017, is determined by reference to the Agency auto, Direct auto, special lines, Commercial Lines, and Property business units, with minor exclusions and adjustments, and subject to the limitations discussed below. The target percentage is determined by our Board of Directors on an annual basis and announced to shareholders and the public. In December 2016, the Board determined the target percentage for 2017 to be 33-1/3% of annual after-tax underwriting income, which is unchanged from the target percentage in both 2016 and 2015. Since the inception of our variable dividend, we have applied a tax rate of 35% to calculate the after-tax underwriting income. Beginning in 2018, we will apply a rate of 21% to calculate the after-tax underwriting income.
The Gainshare factor can range from zero to two and is determined by comparing our operating performance for the specified business units for the year to certain predetermined profitability and growth objectives approved by the Compensation Committee of the Board. This Gainshare factor is also used in the annual cash incentive program currently in place for our employees (our “Gainsharing program”). For 2017, the Gainshare factor was 1.79, compared to 1.67 in 2016 and 1.60 in 2015.
Our annual dividend program will result in a variable payment to shareholders each year, subject to certain limitations. If the Gainshare factor is zero or if our comprehensive income is less than after-tax underwriting income, no dividend would be payable under our annual variable dividend policy. In addition, the ultimate decision on whether or not a dividend will be paid is in the discretion of the Board of Directors. The Board could decide to alter our policy, or not to pay the annual variable dividend, at any time prior to the declaration of the dividend for the year. Such an action by the Board could result from, among other reasons, changes in the insurance marketplace, changes in our performance or capital needs, changes in the U.S. federal income tax laws, disruptions of national or international capital markets, or other events affecting our business, liquidity, or financial position.
Following is a summary of our shareholder dividends that were declared in the last three years:

(millions, except per share amounts)			Amount
Dividend Type	Declared	Paid	Per Share	Total[1]
Annual – Variable	December 2017	February 2018	$1.1247	$655.1
Annual – Variable	December 2016	February 2017	0.6808	395.4
Annual – Variable	December 2015	February 2016	0.8882	519.2
[1] Based on an estimate of shares outstanding as of the record date. For the dividends declared in December 2016 and 2015, we paid $395.4 million and $519.0 million, respectively.